SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date  of  Report (Date  of   earliest   event reported):
                                December 5, 1997

                            THE SHERWOOD GROUP, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                   1-9480                 22-23394480
        (State or other juris-        (Commission              (IRS Employer
       diction of incorporation)      File Number)            Identification
                                                                   Number)



             10 Exchange Place Centre, Jersey City, New Jersey 07302
               (Address of principal executive office) (Zip Code)


            Registrant's telephone number including area code: (201) 946-2200


                                 Not Applicable
              (Former name and former address, as changed since last report)

Item 5.  Other Events

         On December 5, 1997, The Sherwood Group, Inc., a Delaware corporation (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with IAT Reinsurance Syndicate Ltd., a corporation formed under the laws of the Commonwealth of Bermuda ("IAT"), pursuant to which IAT has agreed to acquire 1,500,000 shares (the "Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") for a purchase price of $19,312,500 in cash (the "Purchase Price"), subject to certain conditions. The closing of transactions contemplated by the Stock Purchase Agreement is scheduled for January 31, 1998, or at such other mutually agreed upon date (the "Closing").

         In the event of a change of control of the Company, as defined in the Stock Purchase Agreement, the Company has the right to repurchase the Shares for the Purchase Price plus interest at the rate of twelve percent (12%) per annum, plus out-of-pocket expenses incurred by IAT in connection with the Stock Purchase Agreement.

         The Company has agreed in connection with the Stock Purchase Agreement to grant registration rights with respect to the Shares, the terms and conditions of which are to be agreed upon by the Company and IAT prior to the Closing.

         Peter R. Kellogg is the sole holder of the voting stock of IAT. As of December 12, 1997, Mr. Kellogg beneficially owned directly and indirectly an aggregate of 1,021,500 shares of the Company's Common Stock, constituting 8.03% of the Common Stock outstanding. Of those shares of Common Stock, 650,000 shares were owned by Mr. Kellogg personally, 350,000 shares were owned by IAT and 21,500 shares were owned by the Peter R. and Cynthia K. Kellogg Foundation, a charitable entity of which Mr. Kellogg is a trustee. Upon the closing of the transactions contemplated by the Stock Purchase Agreement, Mr. Kellogg will beneficially own directly and indirectly an aggregrate of 2,521,500 shares of the Company's Common Stock, or 17.7% of the Common Stock outstanding as of December 12, 1997 and giving effect to the issuance of the Shares.

     Mr. Kellogg is also a limited partner of S.G.I. Partners, L.P. ("SGI"), which is the beneficial owner of 4,000,000 shares of the Company's Common Stock, or 31.4% of the Common Stock outstanding as of December 12, 1997. Mr. Kellogg disclaims any beneficial ownership of the shares of Common Stock held by SGI.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 10 and is incorporated herein by reference.






Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.         Description

             10 Stock Purchase Agreement between The Sherwood Group, Inc. and IAT Reinsurance Syndicate Ltd.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE SHERWOOD GROUP, INC.


Dated:  December 15, 1997                   By:  /s/  Arthur Kontos
                                               ------------------------
                                                Name:    Arthur Kontos
                                                Title:   Chief Executive Officer

                             EXHIBIT INDEX

       Exhibit No.               Description

       10 Stock Purchase Agreement between The Sherwood Group, Inc. and IAT Reinsurance Syndicate Ltd.

                                                              Exhibit 10.25

















                            STOCK PURCHASE AGREEMENT

                          Dated as of December 5, 1997

                                     between

                            THE SHERWOOD GROUP, INC.

                                       and

                         IAT REINSURANCE SYNDICATE LTD.















12/5/97

                            STOCK PURCHASE AGREEMENT


         This STOCK PURCHASE AGREEMENT dated as of December 5, 1997 (the "Agreement") by and between THE SHERWOOD GROUP, INC., a Delaware corporation, having its principal office at 10 Exchange Place Centre, Jersey City, New Jersey 07302 ("Seller"), and IAT REINSURANCE SYNDICATE LTD., a corporation formed under the laws of the Commonwealth of Bermuda with offices at Cedar House, 41 Cedar Avenue, Hamilton, Bermuda ("Buyer").

                                    RECITALS:

         A. Buyer wishes to acquire 1,500,000 shares of the common stock, par value $.01 per share, of the Seller (the "Shares").

         B. Seller desires to issue to Buyer, the Shares, upon the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1. Definitions. (a) As used in this Agreement, the terms defined in the Preamble and the Recitals hereto shall have the respective meanings ascribed thereto, and the following terms shall have the meanings set forth below (such definitions to be applicable equally to the singular and plural forms thereof):

         "Change of Control": shall be deemed to have occurred if the board of directors of Seller approves and Seller executes and delivers a definitive agreement with a Person (i) to merge into or, consolidate with, or engage in a similar transaction with such Person where, as a result of such merger, consolidation, or similar transaction, the stockholders of Seller will own less than 50% of the outstanding shares of the survivor after such merger, consolidation or similar transaction or (ii) to sell all or substantially all Seller's assets to a Person or (iii) the stockholders of Seller approve a plan of complete liquidation of Seller.

         "Closing":  as defined in Section 7.1.

         "Closing Date":  as defined in Section 7.1.

         "Closing Documents": collectively, this Agreement and all other documents and instruments to be executed and delivered by Seller pursuant hereto, including the Registration Rights Agreement.

         "GAAP":  generally accepted United States accounting principles.

         "Governmental Authority": any nation or government, any state or other political subdivision thereof, any regulatory agency or body and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "HSR": Hart Scott Rodino Antitrust Improvement Act of 1976, as amended, and the rules and regulations issued thereunder.

         "Laws": all federal, state, local and foreign laws, ordinances, orders, rules and regulations (including, without limitation, those relating to discrimination in employment, occupational safety and health, trade practices, competition and pricing, product warranties, zoning, building and sanitation, toxic and chemical substances, employment, retirement and labor relations, product advertising and pollution, discharge, disposal and emission of wastes, materials and gases into the environment.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Registration Rights Agreement" means the Registration Rights Agreement between Seller and Buyer dated the date of this Agreement respecting the registration of the Shares under the Securities Act.

         "Securities Act": the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and any successor federal statute, rules or regulations.

         "Securities Exchange Act": Securities Exchange Act of 1934, as amended, and any rules and regulations promulgated thereunder and any successor federal statutes, rules or regulations.

         "SEC":  United States Securities and Exchange Commission.

         "Seller Reports":  as defined in Section 3.6.

         "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

         (b) Knowledge. To the extent that any representation, warranty or other provision in the Agreement is, by its terms, based upon or limited by the "knowledge" of Seller, that term signifies that no information has come to the attention of Seller or any of the president, executive vice president, senior vice president or vice president of Seller that would give such party actual knowledge or actual notice that such representation or warranty or the subject matter of such provision is not true, accurate or complete.


                                   ARTICLE II

                         ISSUANCE AND PURCHASE OF SHARES

         Section 2.1. Sale and Purchase of Shares. Seller hereby agrees to issue to Buyer, and Buyer hereby agrees to purchase and accept from Seller, the Shares upon the terms, conditions, representations, warranties, covenants and agreements set forth herein.

         Section 2.2. Purchase Price. The purchase price for the Shares is $19,312,500 (the "Purchase Price") payable to Seller in immediately available funds by wire transfer on the date this Agreement is executed by Seller and Buyer. Seller will return the Purchase Price to Buyer if the Closing does not occur prior to the termination of this Agreement.

         Section 2.3 Use of Proceeds. Pending the Closing, Seller may utilize the funds representing the Purchase Price for investment in its subsidiaries.



                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represent and warrant to Buyer as follows:

         Section 3.1. Capitalization of Seller. The authorized capital stock of Seller consists of 51,000,000 shares, 1,000,000 of which are preferred stock, par value $.01 per share, none of which are outstanding, 50,000,000 shares of common stock, $.01 par value per share, of which 12,724,624 shares are issued and currently outstanding as of the date hereof and 845,898 of which are reserved at the date hereof for issuance for options granted or to be granted under The Sherwood Group, Inc. 1995 Stock Option Plan, as amended and 1,618,577 of which at the date hereof are held as treasury stock. All of the Shares when issued and paid for as provided in this Agreement will be fully paid and nonassessable.

         Section 3.2. Organization; Corporate Name. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         Section 3.3. Authority. No further corporate act or proceeding on the part of Seller is necessary to authorize this Agreement or the other Closing Documents or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes and, when executed and delivered, the other Closing Documents will constitute, valid and binding agreements of Seller enforceable against Seller in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally, and by general equitable principles affecting the availability of equitable relief.

         Section 3.4. No Violation. Neither the execution and delivery of this Agreement or the other Closing Documents, nor the consummation by Seller of the transactions contemplated hereby and thereby (i) will violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority applicable to Seller or any Subsidiary, (ii) will require any authorization, consent, approval, exemption or other action by, or filing with or notice to, any court or Governmental Authority or any other Person, other than the filings with and approvals disclosed in Schedule 3.4, or (iii) will violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets material to the business, assets or financial condition of Seller, under any term or provision of (a) the Restated Certificate of Incorporation, as amended, or By-laws of Seller, or (b) any material contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller or any Subsidiary is a party, or by which Seller or any Subsidiary, or any of their respective assets or properties may be bound.

         Section 3.5. Brokers or Finders. Neither Seller, nor any person acting on its behalf has employed any broker or finder or consultant, or has incurred any obligation or liability for any brokerage fees, commissions, finders' fees or consultants' fees in connection with the transactions contemplated by this Agreement, and no Person has or will have any right, interest or valid claim against or upon Buyer, for any such fee or commission.

         Section 3.6. SEC Reports; Financial Statements. Seller has filed all reports, registration statements and filings, together with any amendments required to be made thereto, required to be filed with the SEC under the Securities Exchange Act since January 1, 1993, including, but not limited to, Form 10-K, Form 10-Q and proxy statements, and will so file all such reports, statements and filings required after the date hereof (collectively, the "Seller Reports"). Included or to be included in the Seller Reports are the consolidated financial statements of Seller, which consist of the audited consolidated statement of condition at May 31, 1997, and the related consolidated statement of income and retained earnings and changes in financial position for the fiscal year then ended. Seller financial statements fairly presented, and the financial statements contained in the Seller Reports filed after the date hereof will fairly present, the financial position of Seller and its Subsidiaries (on a consolidated basis) as at the dates thereof and the results of operations and changes in financial position for the periods then ended in conformity with GAAP applied on a consistent basis (subject to any exceptions as to consistency specified in the financial statements, and, in the case of the interim financial statements, to normal recurring year-end adjustments). As of their respective dates, the Seller Reports referred to herein complied, or will comply, as the case may be, in all material respects with all rules and regulations promulgated by the SEC and did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since May 31, 1997, neither Seller nor any of its Subsidiaries has suffered any change in its condition (financial or otherwise), properties, assets, liabilities, prospects, business or operations which have been, in any case or in the aggregate, materially adverse to Seller and its Subsidiaries taken as a whole.

         Section 3.7. Disclosure. No representation or warranty of Seller contained in this Agreement or fact disclosed in the Schedules of Seller hereto contains any untrue statement or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         Section 4.1. Status. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Bermuda and is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act.

         Section 4.2. Validity. This Agreement and the Registration Rights Agreement constitute the valid, legal and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as such may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally, and by general equitable principles affecting the availability of equitable relief. No further corporate act or proceeding on the part of Buyer is necessary to authorize this Agreement and the Registration Rights Agreement or the consummation of the transaction contemplated thereunder by Buyer.

         Section 4.3. No Violation. Neither the execution and delivery of this Agreement and the Registration Rights Agreement, nor the consummation by Buyer of the transactions contemplated hereby and thereby (i) will violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority applicable to Buyer or any Subsidiary or Peter R. Kellogg, (ii) will require any authorization, consent, approval, exemption or other action by, or filing with or notice to, any court or Governmental Authority or any other Person, other than the filings with and approvals disclosed in Schedule 4.3, or (iii) will violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the assets material to the business, assets or financial condition of Buyer, under any term or provision of (a) the basic corporate documents of Buyer, or (b) any material contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller, or any Subsidiary, or Peter R. Kellogg is a party, or by which Buyer or any Subsidiary or Peter R. Kellogg, or any of their respective assets or properties may be bound.

         Section 4.4. Governmental Filings. Except as provided in Schedule 4.3., no notices, reports or other filings are required to be made by Buyer with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Buyer from, any Governmental Authorities of the Commonwealth of Bermuda, the several states of the United States or any foreign jurisdictions or any other Person in connection with the execution and delivery of this
Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby.

         Section 4.5. Brokers and Finders. Except as set forth in Schedule 4.4, neither Buyer nor any person acting on its behalf has employed any broker, finder or consultant, or incurred any obligation or liability for any brokerage fees, commissions, or finders' fees or consultants' fees in connection with the transactions contemplated by this Agreement, and in any event no Person has or will have any right, interest or valid claim against or upon Seller for any such fee or commission.

         Section 4.6. Ownership of Shares. Inclusive of 1,021,500 shares of Common Stock of Seller owned by Peter R. Kellogg and the Shares, Peter R. Kellogg will not be deemed to be beneficially own more than 2,521,500 shares of Common Stock of Seller upon consummation of the Closing. All the voting securities of Buyer are beneficially owned by Peter R. Kellogg. For purposes of this Agreement, the term beneficially own or beneficially owned shall have the meaning given such term in Rule 13d-3 of the rules and regulations of the SEC under the Securities Exchange Act.

         Section 4.7.  Investment Intent.

                           (i) Buyer is able to bear the economic risk of an investment in the Shares, including the loss of the entire investment.

                           (ii)     Buyer  has  prior   substantial   investment
                                    experience,    including    investments   in
                                    non-registered securities.

                           (iii)  Buyer is fully  familiar  with the  affairs of
Seller.

                           (iv) Buyer has been afforded the opportunity to ask questions of, and receive answers from, directors and executive officers of Seller concerning Seller, the terms and conditions of the offering of the Shares and any additional information requested by Buyer. Buyer has been furnished with all information and all documents which Buyer has requested.

                           (v) Neither the offer nor the sale of the Shares is being registered under the Securities Act or the securities laws of any state. The Shares are being offered and sold in reliance on exemptions from
                                    registration   under  the   Securities  Act
                                    and  the  various  state securities laws for
                                    transactions  not involving any public
                                    offering.  Accordingly,  none of the Shares
                                    can be sold, pledged, hypothecated or
                                    otherwise  transferred  (each  individually
                                    a  "Transfer")  by  Buyer unless and until
                                    each is registered  under the  Securities
                                    Act and the securities  laws  of  each
                                    applicable  state  or  an  exemption  from
                                    registration   pursuant  to  the  Securities
                                    Act  and  such  laws  is available to Buyer.

                           (vi) Seller is relying on exemptions from the various federal and state securities laws which depend, in part, upon Buyer's investment intent and upon the information Buyer has set forth in this Agreement. This Agreement is delivered to Seller by Buyer with the understanding and intent that Seller will rely on the representations and warranties of Buyer contained in this Agreement and with Buyer's consent to such reliance.

                           (vii) The Shares are being purchased by Buyer for its own account for investment and not for distribution or resale or fractionalization thereof or reselling thereof or any part thereof within the meaning of the Securities Act other than in compliance therewith or in accordance with an exemption therefrom. Buyer will not Transfer any of the Shares unless they are registered under the Securities Act and the securities laws of each applicable state or unless an exemption from each such registration is available for such Transfer, and such Transfer will not violate the terms of this Agreement or the Shares. Buyer has adequate means of providing for its current needs and possible business contingencies and has no need for liquidity of this investment in the Shares.

                           (viii) Buyer specifically represents with respect to the offer and sale of the Shares to it that it has not received any advertisement, article, notice or other communication
                                    published  in  a  newspaper,   magazine,  or
                                    similar media or broadcast  over  television
                                    or radio, nor has Buyer attended any seminar
                                    or meeting to which  Buyer has been  invited
                                    by  any  general   solicitation  or  general
                                    advertising representing such offer or sale.

                           (ix) Buyer understands that the offer and sale of the Shares has not been registered under the Securities Act, nor pursuant to the
                                    provisions of  the   securities   or   other
                                    laws  of  any   other   applicable
                                    jurisdictions,  in reliance upon the
                                    exemption for private offerings contained in Section 4(2) of the Securities Act and the laws of such jurisdictions. Buyer is fully aware that the Shares, sold to Buyer are being sold in reliance upon such exemptions based upon Buyer's representations, warranties and agreements. Buyer is fully aware of the restrictions on sale, transferability and assignment of the Shares, and that Buyer must bear the economic risk of an investment herein for an indefinite period of time because the offer and sale of the Shares has not been registered under the Securities Act and, therefore, the Shares cannot be offered or sold unless the Shares are subsequently registered under the Securities Act or an exemption from such registration is available.

                           (x) Buyer is making the investment hereunder for Buyer's own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. Buyer has no present plans to enter into any such contract, undertaking, agreement or arrangement.

                           (xi) The representations and warranties in this Section of this Agreement shall survive the Closing Date.

                           (xii) The address set forth in Section 10.7 for Buyer is Buyer's true and correct residence, and Buyer has no present intention of becoming a resident of any other country, state or jurisdiction prior to its purchase of the Shares.

                           (xiii) Buyer acknowledges that Seller and its officers and agents have made no representations or warranties, whether orally or in writing, or express or implied, as to the financial condition, assets, operations, business, prospects or condition of Seller other than as set forth in this Agreement and the Seller Reports.

                           (xiv) Buyer understands the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date of Buyer's purchase of the Shares purchased hereby. Each such representation and warranty shall survive such purchase.

                           (xv)     Each of the  certificates  representing  the
                                    Shares   shall   bear    substantially   the
                                    following legend:

                                            "THE   SHARES   EVIDENCED   BY  THIS
                                    CERTIFICATE  HAVE NOT BEEN REGISTERED  UNDER
                                    THE SECURITIES ACT OF 1933, AS AMENDED,  AND
                                    HAVE  BEEN  ACQUIRED  BY THE  PURCHASER  FOR
                                    INVESTMENT PURPOSES.  SAID SHARES MAY NOT BE
                                    SOLD OR  TRANSFERRED  UNLESS  (A) THEY  HAVE
                                    BEEN  REGISTERED  UNDER SAID ACT, OR (B) THE
                                    TRANSFER  AGENT  (OR  THE  COMPANY  IF  THEN
                                    ACTING AS ITS  TRANSFER  AGENT) IS PRESENTED
                                    WITH EITHER A WRITTEN  OPINION  SATISFACTORY
                                    TO COUNSEL FOR THE COMPANY OR A  "NO-ACTION'
                                    OR  INTERPRETIVE  LETTER FROM THE SECURITIES
                                    AND EXCHANGE  COMMISSION  TO THE EFFECT THAT
                                    SUCH  REGISTRATION IS NOT REQUIRED UNDER THE
                                    CIRCUMSTANCES OF SUCH SALE OR TRANSFER."


         Section 4.8. Disclosure. No representation or warranty of Buyer contained in this Agreement or fact disclosed in the Schedules of Buyer hereto contains any untrue statement or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.


                                    ARTICLE V

                   CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

         The obligations of Buyer hereunder are subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part by Buyer:

         Section 5.1. Representations and Warranties True on the Closing Date. The representations and warranties of Seller set forth in Article III of this Agreement, and the statements contained in the Schedules of Seller hereto or in any other Closing Document delivered by Seller pursuant to this Agreement, shall be true and correct in all material respects when made and as of the Closing Date as though made or given on and as of the Closing Date, except for any changes contemplated or permitted by the terms of this Agreement or otherwise consented to in writing by Buyer.

         Section 5.2. Compliance With Agreement. Seller shall have performed and complied in all material respects with each obligation and covenant required to be performed or complied with by Seller at or prior to the Closing Date pursuant to the terms of this Agreement, including delivery of the Closing Documents specified in Section 7.2, which shall be in form and substance satisfactory to Buyer's counsel.

         Section 5.3. Absence of Suit. No action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened, and no investigation by any Governmental Authority shall have been commenced, against Buyer, Seller, or any of their respective affiliates, (i) seeking to restrain, prohibit or enjoin the consummation of the transactions contemplated hereby or to change any of the terms thereof, (ii) questioning the validity, legality or enforceability of any such transactions, or (iii) seeking damages in connection with any such transactions.

         Section 5.4. Consents and Approvals. All filings required to be made prior to the Closing Date by Seller with, and all material consents, approvals, waivers and authorizations required to be obtained prior to the Closing Date by Seller and/or Seller's Subsidiaries from, Governmental Authorities or other Persons in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Buyer or Seller, including without limitation, the approval of any regulatory body shall have been made or obtained (as the case may be).

         Section 5.5. Actions Satisfactory. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by the Agreement shall be satisfactory in all reasonable respects to Buyer and its counsel.

         Section 5.6. HSR Act. Any waiting period applicable to the consummation of the sale of the Shares to Buyer under the HSR Act shall have expired or been terminated.

         Section 5.7. Registration Rights Agreement. Seller shall have executed and delivered to Buyer the Registration Rights Agreement.


                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

         The obligations of Seller hereunder are subject to the satisfaction or fulfillment, at or prior to the Closing Date, of the following conditions:

         Section 6.1. Representations and Warranties True on the Closing Date. The representations and warranties of Buyer set forth in Article IV of this Agreement shall be true and correct in all material respects when made and as of the Closing Date as though made or given on and as of the Closing Date.

         Section 6.2. Compliance With Agreement. Buyer shall have performed and complied in all material respects with each agreement and obligation required to be performed or complied with by it at or prior to the Closing Date pursuant to the terms of this Agreement, including the delivery of the Closing Documents specified in Section 7.3, which shall be in form and substance satisfactory to Seller's counsel.

         Section 6.3. Absence of Suit. No action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened, and no investigation by any Governmental Authority shall have been commenced, against Buyer or Seller or any of their respective affiliates, (i) seeking to restrain, prohibit or enjoin the consummation of the transactions contemplated hereby or to change any of the terms thereof, (ii) questioning the validity, legality or enforceability of any such transactions, or (iii) seeking damages in connection with any such transactions.

         Section 6.4. Consents and Approvals. All filings required to be made prior to the Closing Date by Buyer with, and all material consents, approvals, waivers and authorizations required to be obtained prior to the Closing Date by Buyer from, Governmental Authorities or any other Person in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Buyer or Seller shall have been made or obtained (as the case may be).

         Section 6.5. Actions Satisfactory. The form and substance of all actions, proceedings, instruments and documents required to consummate the transactions contemplated by this Agreement shall be satisfactory in all reasonable respects to Seller and his counsel.

         Section 6.6. HSR Act. Any waiting period applicable to the consummation of the sale of the Shares to Buyer under the HSR Act shall have expired or been terminated.


                                   ARTICLE VII

                                     CLOSING

         Section 7.1. Closing Date. The closing of the acquisition of the Shares and the consummation of the transactions contemplated by the Agreement (the "Closing") shall take place at the offices of Crummy, Del Deo, Dolan, Griffinger & Vecchione, One Riverfront Plaza, Newark, New Jersey, at 10:00 a.m. on January 31, 1998 or at such other time and place as may be mutually agreed upon by the parties (the "Closing Date"). All proceedings to take place on the Closing Date shall be deemed to take place simultaneously and no delivery shall be deemed to have been made until all such proceedings have been completed.

         Section 7.2. Documents to be Delivered by Seller. At the Closing, Seller shall deliver to Buyer the following documents:

                  (a) Stock Certificates. Certificates representing the Shares registered in the name of Buyer.

                  (b) Compliance Certificate. A certificate signed by Seller to the effect that the representations and warranties of Seller set forth in
Article III of this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as though made or given on and as of the Closing Date (except for changes contemplated or permitted by the terms of this Agreement or consented to in writing by Buyer), and that Seller have performed and complied in all material respects with each obligation and covenant required to be performed or complied with by Seller on or prior to the Closing Date.

                  (c) Good Standing Certificates. A good standing certificate of current date of Seller, from the Secretary of State of the State of Delaware.

                  (d) Secretary's Certificates. Certificate, dated the Closing Date, executed by the Secretary of Seller, which shall identify by name and title and bear the signature of each officer thereof authorized to execute any Closing Document to be executed and delivered on behalf of Seller, pursuant to the terms of this Agreement and shall have attached to it as exhibits (i) a copy of the By-laws, as amended, of the Seller, and (ii) a copy of the Certificate of Incorporation, as amended, of the Seller certified by the Secretary of State of the state of its formation as of a recent date.

                  (e) Opinion of Counsel. The opinion of Crummy, Del Deo, Dolan, Griffinger & Vecchione, P.C., counsel to Seller, addressed to Buyer dated the Closing Date, in form reasonably satisfactory to Buyer and its counsel.

                  (f) Other Documents. All other documents, instruments or writings required to be delivered to Buyer at or prior to the Closing pursuant to the terms of this Agreement, including the Registration Rights Agreement have been executed and delivered by Seller.

         Section 7.3. Documents to be Delivered by Buyer. At the Closing, Buyer shall deliver to Seller the following documents:

                  (a) Compliance Certificate. A certificate signed by Buyer to the effect that the representations and warranties of Buyer set forth in Article IV of this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as though made or given on and as of the Closing Date (except for changes contemplated or permitted by the terms of this Agreement or consented to in writing by Seller), and that Buyer has performed and complied in all material respects with each obligation and covenant required to be performed or complied with by Buyer on or prior to the Closing Date.

                  (b) Good Standing Certificate. A copy of the basic corporate documents of Buyer certified by the appropriate governmental authority of the Commonwealth of Bermuda as of a recent date.

                  (c) Opinion of Counsel. The opinion of counsel to Buyer addressed to Seller, dated the Closing Date, in form reasonably satisfactory to Seller and its counsel.

                  (d) Other Documents. All other documents, instruments or writings required to be delivered to Seller at or prior to the Closing Date pursuant to this Agreement.



                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         Section 8.1. Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing Date by the mutual written consent of Buyer and Seller.

         Section 8.2. Termination by Buyer or Seller. This Agreement may be terminated at any time prior to the Closing Date by Buyer or Seller (i) if the Closing has not occurred on or before January 31, 1998, unless the party seeking to invoke this subclause (i) is then in material breach of any of its obligations hereunder; (ii) if a court of competent jurisdiction or any Governmental Authority shall have issued an order, decree or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable, or
(iii) if the other party shall have breached or failed to comply in all material respects with its representations, warranties, covenants and agreements contained in this Agreement; provided, however, that if such breach or failure is reasonably capable of being cured on or before January 31, 1998 and such party commences such cure as soon as practicable and diligently prosecutes (subject to any other limitations of this Agreement) such cure, such party shall be entitled to postpone the Closing Date for a period reasonably sufficient to effect such cure to the reasonable satisfaction of the party asserting such breach or failure, but in no event beyond January 31, 1998.

         Section 8.3. Effect of Termination. In the event of termination of this Agreement pursuant to this Article VIII, no party hereto (or, in the case of Seller, any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, provided that, if this Agreement is so terminated by a party because one or more of the conditions to such party's obligations hereunder is not satisfied as a result of the other party's willful failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies for breach of contract or otherwise, including, without limitation, damages relating thereto, shall also survive such termination unimpaired. If this Agreement is terminated without a Closing, Seller will return the Purchase Price received by Seller to Buyer upon the date of such termination.


                                   ARTICLE IX

                                REPURCHASE RIGHT

         In the event a Change of Control occurs within sixty (60) days after a Closing, Seller shall have the right upon ten (10) days notice to Buyer after a Change of Control to repurchase the Shares for the Purchase Price plus interest at the rate of twelve per cent (12%) per annum on the Purchase Price from the date of payment by Buyer to Seller to the date the Purchase Price is returned to Buyer plus the out-of-pocket expenses of Buyer incurred in connection with this Agreement. Buyer shall tender certificates representing the Shares duly endorsed for transfer to Seller or its designee upon payment of the above amount to Buyer.



                                    ARTICLE X

                            MISCELLANEOUS AND GENERAL

         Section 10.1. Schedules. The Schedules referenced in this Agreement constitute an integral part hereof. Information set forth in the Schedules specifically references the article or section of this Agreement to which such information relates and shall not be deemed to have been disclosed with respect to any other article or section of this Agreement or for any other purpose.

         Section 10.2. Further Assurances. Seller and Buyer hereby agree to execute and deliver such other documents and instruments, and take such other actions, as may be necessary or desirable in order to consummate and implement the transactions contemplated by this Agreement.

         Section 10.3. Parties-in-Interest; Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns. Buyer may not assign its rights and obligations under this Agreement to any third party without the consent of Seller.

         Section 10.4. Governing Law. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         Section 10.5. Amendment and Modification. The parties may amend, modify and supplement this Agreement only by a writing signed by all parties.

         Section 10.6. Waiver of Conditions. The conditions to the respective obligations of Buyer and Seller to consummate the transactions contemplated hereby are for the sole benefit of such party and may be waived by such party in whole or in part.

         Section 10.7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and delivered personally or sent by express overnight or certified mail, postage prepaid, or by facsimile transaction:

         if to Buyer:      IAT Reinsurance Syndicate Ltd.
                           41 Cedar Avenue
                           Cedar House,
                           Hamilton, Bermuda
                           Facsimile:  441-292-8666

                           If to Buyer at PO Box:

                           IAT Reinsurance Syndicate Ltd.
                           PO Box 1179
                           Hamilton HMEX, Bermuda

         with a copy to:

                           Peter R. Kellogg
                           120 Broadway
                           New York, New York 10271
                           Facsimile:  (212) 433-7294


         if to Seller:     The Sherwood Group, Inc.
                           10 Exchange Place Centre
                           15th Floor
                           Jersey City, NJ 07302-3913
                           Facsimile:  (973) 946-4510

         with a copy to:

                           Crummy, Del Deo, Dolan, Griffinger & Vecchione A Professional Corporation
                           One Riverfront Plaza
                           Newark, New Jersey 07102-5497
                           Attention:  Frank E. Lawatsch, Jr. Esq.
                           Facsimile:  (973) 639-6249

or to such other persons or addresses as may be designated in writing by the party to receive such notice.

         Section 10.8. Publicity. Prior to the Closing Date, neither Buyer nor Seller shall issue or make, or cause to be issued or made, any announcement or written statement for dissemination to the public concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other, except such as may be required to be made by law or by regulation of any Governmental Authority, and then only, to the extent practicable, after prior consultation by the party required to make such announcement or statement with the other parties hereto concerning the timing and content of such announcement or other statement. Both parties hereto acknowledge that Seller will issue a press release and, if it so determines, make a filing with the SEC respecting this Agreement and the Registration Rights Agreement.

         Section 10.9. Transfer Taxes. Any excise, transfer or other similar tax imposed with respect to the transactions provided for in this Agreement, and any interest or penalties-related thereto, shall be paid by Buyer; and Buyer shall indemnify and hold Seller harmless from and against any such tax, interest or penalty that may be assessed against Seller.

         Section 10.10. Expenses. Whether or not the transactions contemplated hereby are consummated, each of the parties shall bear its own expenses
(including, without limitation, the expenses of its brokers, accountants, counsel and other agents) in connection with the transactions contemplated hereby, except as is otherwise provided for in this Agreement or as may otherwise be agreed to in writing by the parties.

         Section 10.11. Entire Agreement. This Agreement (including the Schedules thereto), constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein or therein.

         Section 10.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 10.13. Captions. The article, section and paragraph captions herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                                  THE SHERWOOD GROUP, INC.


                                                  By:    /s/  Arthur Kontos
                                                  Name:  Arthur Kontos
                                                  Title: President and Chief
                                                          Executive Officer


                                                  IAT REINSURANCE SYNDICATE LTD.


                                                          /s/  Peter Kellogg
                                                   Name:  Peter R. Kellogg
                                                   Title:    President